--------------------------------------------------------------------------------
                         WMC Mortgage Loan Trust 1998-2
--------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




BEAR STEARNS                                                                                                BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO o DALLAS o LOS ANGELES                                                      ASSET-BACKED SECURITIES GROUP
NEW YORK o SAN FRANCISCO o BEIJING oBUENOS AIRES                                                                     245 Park Avenue
DUBLIN o FRANKFURT o GENEVA o HONG KONG o LONDON                                                            New York, New York 10167
LUGANO o PARIS o SAO PAULO o SHANGHAI o SINGAPORE o TOKYO                                        (212) 272-2000;  (212) 272-7294 fax


--------------------------------------------------------------------------------
 WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B: COMPUTATIONAL MATERIALS
--------------------------------------------------------------------------------

Fax to:                                              Date:       August 25, 1998
Company:                         # of Pages (incl. cover):       22
Fax No:                                          Phone No:
From:                                            Phone No:
------------------               -----------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION


The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc. ("Bear Stearns"), not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

------------------------------------------------------------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
------------------------------------------------------------------------------------------------------------------------------------


           THE INFORMATION SET FORTH HEREIN SUPERCEDES IN ITS ENTIRETY
 ALL PREVIOUS COMPUTATIONAL MATERIALS INCLUDING MATERIALS DATED AUGUST 24, 1998

                                           OFFERED CERTIFICATES (PRICED TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE     AVERAGE     MODIFIED       PRINCIPAL
                                                                                LIFE TO     LIFE TO     DURATION       WINDOW TO
                               EXPECTED RATINGS     APPROXIMATE     EXPECTED    MATURITY      CALL       TO CALL        MATURITY
  CLASS    CLASS DESCRIPTION     S&P/MOODY'S            SIZE         COUPON     (YEARS)     (YEARS)      (YEARS)        (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 A-IO(1)    Senior IO Strip        AAAr/Aaa        $80,000,000(2)      n/a        n/a         n/a          n/a            n/a
------------------------------------------------------------------------------------------------------------------------------------
   A-1     Senior Sequential       AAA/Aaa          $400,000,000     TBD(3)       1.03        1.03        0.96             26
------------------------------------------------------------------------------------------------------------------------------------
   A-2     Senior Sequential       AAA/Aaa          $232,000,000     TBD(3)       5.25        4.71        3.91            187
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   M-1         Mezzanine            AA/Aa2          $64,000,000      TBD(3)       5.95        5.37        4.40            146
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   M-2         Mezzanine             A/A2           $56,000,000      TBD(3)       5.84        5.30        4.31            133
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    B         Subordinate          BBB/Baa3         $48,000,000      TBD(3)       5.67        5.27        4.20            114
------------------------------------------------------------------------------------------------------------------------------------



               OFFERED CERTIFICATES (PRICED TO CALL)
--------------------------------------------------------
             PRINCIPAL
             WINDOW TO        LEGAL         TARGET
                CALL          FINAL      SUBORDINATED
  CLASS       (MONTHS)      MATURITY           %
--------------------------------------------------------
--------------------------------------------------------
 A-IO(1)        n/a          3/20/01          n/a
--------------------------------------------------------
   A-1           26          9/20/29        49.70%
--------------------------------------------------------
   A-2           70          9/20/29        49.70%
--------------------------------------------------------
--------------------------------------------------------
   M-1           55          9/20/29        33.70%
--------------------------------------------------------
--------------------------------------------------------
   M-2           57          9/20/29        19.70%
--------------------------------------------------------
--------------------------------------------------------
    B            59          9/20/29         7.70%
--------------------------------------------------------

 (1) Bear Stearns is Sole Manager of the Class A-IO Certificates.
 (2) Amount set forth based upon a Notional Amount described herein.
 (3) For modeling purposes assumed one-month LIBOR of 5.64453% and coupons based on one-month LIBOR+0.06% for the Class A-1; one-month LIBOR+0.19% for the Class A-2; one-month LIBOR+0.35% for the Class M-1; one-month LIBOR+0.58% for the Class M-2; and one-month LIBOR+1.17% for the Class B. For collateral modeling purposes, six-month LIBOR was assumed to be 5.71875%.

--------------------------------------------------------------------------------
THE CERTIFICATES:

The Certificates are backed by six-month LIBOR-indexed, "2/28," "3/27" and "5/25" conventional, adjustable-rate mortgage loans.

All Classes are priced to call.

Classes are payable monthly starting 10/20/98; the floating-rate Certificates pay on an Actual/360 basis and the fixed-rate Class A-IO Certificates pay on a 30/360 basis.

Floating-rate Classes reset monthly to one month LIBOR plus their respective margins subject to the available funds cap with no delay.

Optional call is 10% of the Assumed Pool Principal Balance. Step function is subject to available funds cap. If the loans are not called, the Certificate Margin of the Class A-1 and Class A-2 Certificates will increase by a multiple of 2X and the Certificate Margin of the Subordinate Certificates will increase by a multiple of 1.5X. Adjustable-rate mortgage loans pricing speeds: 25% constant CPR.

The applicable Pass-through Rate with respect to the Class A-IO Certificates is equal to 5.50% for the first 12 Distribution Dates, 4.00% for the 13th through the 24th Distribution Dates, 2.50% for the 25th through the 30th Distribution Dates, and 0.00% thereafter. The Class A-IO Certificates will be divided into three components, which are not separately transferable as distinct securities.

STRUCTURE SUMMARY:

Credit enhancement is provided using excess cash, overcollateralization and subordination. The initial Overcollateralization Amount is equal to 0.00% of the sum of the Cut-off Date Pool Principal Balance and the Original Pre-funded Amount. The Required Overcollateralization Amount is equal to 3.85% of the Cut-off Date Pool Principal Balance and the Original Pre-funded Amount.

On each Distribution Date (a) before the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Distribution Amount will be distributed sequentially to the Class A-1, the Class A-2, the Class M-1, the Class M-2 and the Class B Certificates, in that order, until each Certificate Principal Balance of each such class has been reduced to zero.

Following the occurrence of the Stepdown Date and so long as no Trigger Event is in effect, the Class A-1 and the Class A-2 Certificates will sequentially receive 100% of the Principal Distribution Amount until the Required Overcollateralization Amount is reached. At the point when this event occurs, the Class B Certificates will have 7.7% subordination, the Class M-2 Certificates will have 19.7% subordination, the Class M-1 Certificates will have 33.7% subordination and the Class A-1 and A-2 Certificates will have 49.7% subordination. The Certificates will be paid in the proper proportions to keep these subordination levels in line until the Overcollateralization Amount reaches a floor equal to 0.50% of the sum of the Cut-off Date Pool Principal Balance and the Original Pre-funded Amount. At and after that point, the Overcollateralization Amount will remain constant at the floor.

The Class C Certificates and the Residual Certificates, which are not offered, will get all excess cash, if any, on each Distribution Date after payment to the Class A-IO, Class A-1, Class A-2, Class M-1, Class M-2 and Class B of all amounts to which they are entitled.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                 COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
                 -----------------------------------------------


DEPOSITOR/COMPANY:                  WMC Secured Assets Corp. a wholly owned
                                    subsidiary of WMC Mortgage Corp.

MASTER SERVICER
AND SELLER:                         WMC Mortgage Corp.

TRUSTEE:                            The First National Bank of Chicago, a
                                    national banking association.

OFFERING:                           Public offering of $800,000,000 Class A-1,
                                    Class A-2, Class M-1, Class M-2 and Class B
                                    Certificates and the Class A-IO
                                    Certificates, subject to a permitted
                                    variance of 5%+/-.

LEAD MANAGER, BOOK
RUNNER AND SOLE MANAGER
OF THE CLASS A-IO CERTIFICATES:     Bear, Stearns & Co. Inc.

CO-LEAD MANAGER:                    Credit Suisse First Boston

CO-MANAGERS:                        First Union Capital Markets
                                    Lehman Brothers Inc.
                                    NationsBanc Montgomery Securities

CERTIFICATES:                       The Trust will issue 9 or more classes of
                                    Certificates namely, the Class A-IO, Class
                                    A-1, Class A-2 Certificates (the "Senior
                                    Certificates"), the Class M-1, Class M-2 and
                                    Class B Certificates (the "Subordinate
                                    Certificates", and together with the Senior
                                    Certificates, the "Offered Certificates"),
                                    the Class C Certificates (the "Class C
                                    Certificates") and two or more classes of
                                    residual certificates (the "Residual
                                    Certificates"). The Class C Certificates and
                                    the Residual Certificates are not being
                                    offered hereby.

STATISTICAL
CALCULATION DATE:                   August 17, 1998

CUT-OFF DATE:                       The close of business on September 1, 1998

PRICING DATE:                       August __, 1998

CLOSING DATE:                       September [4], 1998

REGISTRATION:                       Book-entry form through DTC, Euroclear or CEDEL

DISTRIBUTION
DATE: The 20th of each month (or next succeeding business day), beginning October 20, 1998

PAYMENT TERMS:                      Monthly

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

INTEREST
CALCULATION:                        The Offered Certificates are payable monthly
                                    starting October 20, 1998. The Offered
                                    Certificates other than the Class A-IO
                                    Certificates (the "Floating-rate
                                    Certificates") accrue interest monthly on an actual/360 basis. The Pass-through Rate for the Floating-rate Certificates will be equal to the lesser of (i) One-Month LIBOR plus their respective margins in the case of each Distribution Date up to the Distribution
                                    Date on which the aggregate principal
                                    balance of the Mortgage Loans is reduced to 10% or less of the Assumed Pool Principal
                                    Balance (as defined herein), or One-Month
                                    LIBOR plus their respective higher margins, in the case of any Distribution Date thereafter or (ii) the Available Funds Cap
                                    (as defined herein). The applicable Interest
                                    Accrual Period with respect to each
                                    Distribution Date and class of Floating-rate
                                    Certificates is the Period from the
                                    Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date.

                                    On each Distribution Date, the holders of the Class A-IO Certificates will be entitled to receive, to the extent of amounts available for distributions as described herein, interest distributions in an amount equal to the sum of (i) interest accrued for the related Interest Accrual Period on the Notional Amount (as defined herein) thereof immediately prior to such Distribution Date at the then-applicable Pass-through Rate (based on a 30/360 basis). The applicable Interest Accrual Period with respect to the Class A-IO Certificates is the calendar month preceding the related Distribution Date. The applicable Pass-through Rate with respect to the Class A-IO Certificates is equal to 5.50% for the first 12 Distribution Dates, 4.00% for the 13th through the 24th Distribution Dates, 2.50% for the 25th through the 30th Distribution Dates, and 0.00% thereafter. The "Notional Amount" for the Class A-IO Certificates will be equal to 10% of the aggregate Certificate Principal Balances of the Floating-rate Certificates as of the Closing Date.

AVAILABLE FUNDS CAP:                The Floating-rate Certificates will be
                                    subject to an Available Funds Cap equal to the weighted average of the rates on the Mortgage Loans as of the second day of the month preceding the month of such Distribution Date less an amount equal to the sum of the Servicing Fee Rate and the applicable Pass-through Rate with respect to the Class A-IO Certificates.

AVAILABLE FUNDS  CARRYOVER:         If on any Distribution Date, the
                                    Pass-Through Rate for a Floating-rate
                                    Certificate is based on the Available Funds
                                    Cap, holders of such Certificates will be entitled to receive the available funds cap carryover amount on future Distribution
                                    Dates, subject to available funds.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------



CHARACTERISTICS OF THE OFFERED CERTIFICATES:
---------------------------------------------------------------------------------------------------------------------
                                         AVERAGE LIFE       PRINCIPAL         PRINCIPAL
OFFERED                    APPROXIMATE      TO CALL      LOCKOUT TO CALL   WINDOW TO CALL       EXPECTED RATINGS
CERTIFICATES                  SIZE          (YEARS)         (MONTHS)          (MONTHS)           (S&P/MOODY'S)
---------------------------------------------------------------------------------------------------------------------
Class A-IO Certificates      n/a(1)          n/a              n/a               n/a                 AAAr/Aaa
---------------------------------------------------------------------------------------------------------------------
Class A-1 Certificates    $400,000,000      1.03               0                26                  AAA/Aaa
---------------------------------------------------------------------------------------------------------------------
Class A-2 Certificates    $232,000,000      4.71              25                70                  AAA/Aaa
---------------------------------------------------------------------------------------------------------------------
Class M-1 Certificates     $64,000,000      5.37              40                55                   AA/Aa2
---------------------------------------------------------------------------------------------------------------------
Class M-2 Certificates     $56,000,000      5.30              38                57                    A/A2
---------------------------------------------------------------------------------------------------------------------
Class B Certificates       $48,000,000      5.27              36                59                  BBB/Baa3
---------------------------------------------------------------------------------------------------------------------

(1)   Based on a Notional Amount of $80,000,000.
(2)   See also information in page 2.

OPTIONAL CALL:                     10% optional clean-up call at the option of
                                   the Master Servicer (or in certain instances, the holders of the Class C Certificates or the holders of the Residual Certificates).

PRINCIPAL ALLOCATION:              Principal distribution amounts will be
                                   allocated to holders of Floating-rate
                                   Certificates (holders of Class A-IO
                                   Certificates will not be entitled to
                                   distributions with respect to principal) on each Distribution Date in the following priority:

                                   FOR PERIODS PRIOR TO THE STEPDOWN DATE (AS
                                   DEFINED HEREIN) OR WHILE A TRIGGER EVENT (AS
                                   DEFINED HEREIN) EXISTS:

                                            1.   To the Class A-1 Certificates,
                                                 100% of the principal
                                                 distribution amount until the
                                                 principal balance thereof is
                                                 equal to zero;
                                            2.   Thereafter, to the Class A-2
                                                 Certificates, 100% of the
                                                 principal distribution amount
                                                 until the principal balance
                                                 thereof is equal to zero;
                                            3.   The balance, if any, of the
                                                 principal distribution amount
                                                 shall be distributed to the
                                                 Class M-1, Class M-2 and Class
                                                 B Certificates, in that order,
                                                 in each case, until the
                                                 corresponding principal balance
                                                 has been reduced to zero; and
                                            4.   Any amount remaining shall be
                                                 included as part of the net
                                                 monthly excess cash flow to
                                                 cover shortfalls and other
                                                 amounts.

                                   FOR PERIODS ON AND AFTER THE STEPDOWN DATE
                                   AND WHILE NO TRIGGER EVENT EXISTS:

                                            1.   To the Class A-1 Certificates,
                                                 an amount required to reach and
                                                 maintain the credit enhancement
                                                 target for the Class A-1
                                                 Certificates;
                                            2.   To the Class A-2 Certificates,
                                                 an amount required to reach and
                                                 maintain the credit enhancement
                                                 target for the Class A-2
                                                 Certificates;
                                            3.   To the Class M-1 Certificates,
                                                 an amount required to reach and
                                                 maintain the credit enhancement
                                                 target for the Class M-1
                                                 Certificates;
                                            4.   To the Class M-2 Certificates,
                                                 an amount required to reach and
                                                 maintain the credit enhancement
                                                 target for the Class M-2
                                                 Certificates;



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------


                                            5.   To the Class B Certificates, an
                                                 amount required to reach and
                                                 maintain the credit enhancement
                                                 target for the Class B
                                                 Certificates; and
                                            6.   Any amount remaining shall be
                                                 included as part of the net
                                                 monthly excess cash flow to
                                                 cover shortfalls and other
                                                 amounts.

                                            Notwithstanding the foregoing, on
                                            any Distribution Date on which the
                                            sum of (i) the principal balances of
                                            the Subordinate Certificates and
                                            (ii) the overcollateralization
                                            amount is reduced to zero, any
                                            amounts of principal payable to the
                                            Class A-1 and Class A-2 Certificates
                                            shall be distributed pro rata.

                                    A "Trigger Event" is in effect if on any Distribution Date the percentage obtained by dividing (x) the aggregate Stated Principal Balance (as defined herein) of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest as of the last day of the preceding calendar month, by
                                    (y) the Pool Principal Balance (as defined herein) as of the last day of the preceding calendar month, equals or exceeds 35% of the Senior Enhancement Percentage. "Senior Enhancement Percentage" for any Distribution Date is the percentage obtained by dividing
                                    (x) the sum of the aggregate Certificate
                                    Principal Balance of the Subordinates (or if the Certificate Principal Balance of the Class A Certificate has been reduced to zero, the aggregate Certificate Principal Balance of each Class of Subordinate Certificates other than the most senior Class of Subordinate Certificates then outstanding) and (ii) the
                                    Overcollateralization Amount after taking into account the distribution of the related Principal Distribution Amount on such Distribution Date by (y) the sum of (i) the aggregate Loan Balance of the Mortgage Loans as the last day of the related Due Period and (ii) the Pre-funded Amount as to the last day of the related Due Period.

                                    The "Stated Principal Balance" of a Mortgage
                                    Loan as of any date of determination is
                                    equal to the unpaid principal balance
                                    thereof at the close of business on the
                                    Cut-off Date or subsequent Cut-off Date, reduced by all amounts that are allocable to principal that have been distributed to Certificateholders with respect to such Mortgage Loan and as further reduced to the extent of any realized loss incurred with respect to such Mortgage Loan or on before the last day of the most recently ended due period. With respect to any date, the "Pool Principal Balance" will be equal to the aggregate Stated Principal Balance of all Mortgage Loans included in the Trust as of such date.

PRICING PREPAYMENT
SPEED ASSUMPTION:                  Constant at 25.0% CPR.


MORTGAGE
LOANS: The "Initial Mortgage Loans," as of the Statistical Calculation Date, with remaining terms to maturity ranging from approximately 180 months to 360 months, consist of 5,863 Mortgage Loans with an approximate balance of $600,413,234.52. 685 six-month LIBOR indexed,
                                   5,051 "2/28" adjustable-rate, 125 "3/27"
                                   adjustable-rate and 2 "5/25" adjustable-rate conventional, fully amortizing, first lien, closed end, one- to four-family residential mortgage loans.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                                   Additional Mortgage Loans originated or
                                   acquired prior to the Closing Date (the
                                   "Additional Mortgage Loans") will also be included in the assets of the Trust. It is anticipated that the aggregate principal balance of the Additional Mortgage Loans as of the Cut-off Date will not exceed $80,000,000. The "Initial Pool Principal Balance" is defined as the sum of the principal balances of the Initial Mortgage Loans and the Additional Mortgage Loans as of the Closing Date. The Initial Pool Principal Balance is subject to a permitted variance of 5%+/-.


PRE-FUNDING FEATURE:               An amount equal to the excess of the
                                   Aggregate Certificate Principal Balance over the Initial Pool Principal Balance plus the overcollateralization amount (the "Original
                                   Pre-funded Amount") will be deposited on the Closing Date for the acquisition of Mortgage
                                   Loans (the "Subsequent Mortgage Loans")
                                   during a 90 day period following the Closing
                                   Date. Any amount not so used will be
                                   distributed to the holders of the Class A-1
                                   Certificates. It is anticipated that the Original Pre-funded Amount will be approximately $120,000,000, which will be deposited in a Pre-funding Account.

ASSUMED POOL PRINCIPAL
BALANCE: The sum of (i) the Initial Pool Principal Balance and (ii) the amount deposited in the Pre-funding Account. This amount represents the approximate final pool of Mortgage Loans for the transaction, after amounts in the Pre-funding Account have been used to purchase Subsequent Mortgage Loans as described under the caption "Pre-funding Feature" above.

STEPDOWN DATE:                     The "Stepdown Date" means the latter to occur
                                   of:


                                    1)  The Distribution Date in October 2001
                                        (i.e. on the 37th Distribution Date);
                                        and
                                    2) The first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

SUMMARY OF EXPECTED SUBORDINATION AND OVERCOLLATERALIZATION TARGET PERCENTAGES PRIOR TO STEPDOWN DATE:

---------------------------------------------------------------------------------------------------------------------
                                                                        EXPECTED
OFFERED                                 EXPECTED INITIAL          OVERCOLLATERALIZATION           TARGET CREDIT
CERTIFICATES                            SUBORDINATION(A)                 AMOUNT                    ENHANCEMENT
---------------------------------------------------------------------------------------------------------------------
Class A-IO Certificates                        n/a                         n/a                         n/a
---------------------------------------------------------------------------------------------------------------------
Class A-1 Certificates                       21.00%                       3.85%                      24.85%
---------------------------------------------------------------------------------------------------------------------
Class A-2 Certificates                       21.00%                       3.85%                      24.85%
---------------------------------------------------------------------------------------------------------------------
Class M-1 Certificates                       13.00%                       3.85%                      16.85%
---------------------------------------------------------------------------------------------------------------------
Class M-2 Certificates                        6.00%                       3.85%                       9.85%
---------------------------------------------------------------------------------------------------------------------
Class B Certificates                          0.00%                       3.85%                       3.85%
---------------------------------------------------------------------------------------------------------------------

(a) Represents the expected amount of subordination for each class as of the Closing Date (as a percentage of the Offered Certificates). Excess cash flow will be applied to payment of principal until the overcollateralization target (expressed as a percentage of the Assumed Principal Pool Balance) is reached.

AFTER STEPDOWN DATE:
---------------------------------------------------------------------------------------------------------------------
OFFERED                                   SUBORDINATION           OVERCOLLATERALIZATION           TARGET CREDIT
CERTIFICATES                                 TARGET                    TARGET (A)                  ENHANCEMENT
---------------------------------------------------------------------------------------------------------------------
Class A-IO Certificates                        n/a                         n/a                         n/a
---------------------------------------------------------------------------------------------------------------------
Class A-1 Certificates                       42.00%                       7.70%                      49.70%
---------------------------------------------------------------------------------------------------------------------
Class A-2 Certificates                       42.00%                       7.70%                      49.70%
---------------------------------------------------------------------------------------------------------------------
Class M-1 Certificates                       26.00%                       7.70%                      33.70%
---------------------------------------------------------------------------------------------------------------------
Class M-2 Certificates                       12.00%                       7.70%                      19.70%
---------------------------------------------------------------------------------------------------------------------
Class B Certificates                          0.00%                       7.70%                       7.70%
---------------------------------------------------------------------------------------------------------------------

 a) On or after the Stepdown Date, the targeted overcollateralization amount is allowed to step down to the targeted percentage of the then current Pool Principal Balance.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

Servicing Fee/
Trustee Fee:                        The Trust is subject to certain fees,
                                    including a Servicing Fee of approximately
                                    0.51% per annum payable monthly at
                                    one-twelfth of the annual rate. The Trustee
                                    Fee will be paid separately by the Master
                                    Servicer and will not be deducted from cash flows allocable to the Trust.

Denominations:                      $25,000 minimum and integral multiples of $1
                                    in excess thereof, except for the Class A-IO
                                    Certificates, which will be issued in
                                    minimum denominations of a 20% percentage interest and integral multiples of 0.01% in excess thereof. The Class A-IO Certificates will be divided into three components (each, a "Component"). The Class A-IO Components are not separately transferable as distinct securities.

Tax Status:                         For federal income tax purposes, two or more
                                    real estate mortgage investment conduit
                                    (each, a "REMIC") elections will be made and each REMIC will qualify as a REMIC under the Internal Revenue Code.

ERISA Eligibility:                  The Class A-1, Class A-2 and Class A-IO
                                    Certificates only will be ERISA eligible.
                                    Prospective pension plan investors should consult their own counsel with respect to an investment in the Offered Certificates. The
                                    Class M-1, Class M-2 and Class B
                                    Certificates will not be ERISA eligible.

SMMEA Treatment:                    At such time as the Pre-funding Account has
                                    been reduced to zero, the Senior
                                    Certificates and the Class M-1 Certificates will constitute "mortgage related securities" for purposes of SMMEA. The Class
                                    M-2 and Class B Certificates will not
                                    constitute "mortgage related securities" for purposes of SMMEA.

Prospectus:                         The Offered Certificates are being offered
                                    pursuant to a prospectus which includes a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
       ALL OF THE STATISTICAL INFORMATION CONTAINED IN THIS COMPUTATIONAL MATERIALS IS AS OF THE CLOSE OF BUSINESS ON THE STATISTICAL CALCULATION DATE.
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
                                                             TOTAL                    MINIMUM             MAXIMUM
                                                             -----                    -------             -------
Statistical Calculation Date Aggregate Principal           $600,413,234.52         $14,300.00         $679,000.00
Balance
Number of Loans
                                                                     5,863
Average Statistical Calculation Loan                           $102,407.17         $14,300.00         $679,000.00
Balance
Weighted Average LTV                                                78.36%             12.80%              90.00%
Weighted Average Remaining Term to Maturity (months)                359.34             180.00              360.00
Weighted Average Gross Coupon                                       10.14%              6.75%              15.75%
Weighted Average Original Term (months)                             359.94             180.00              360.00
Weighted Average Gross Margin                                        6.74%              4.25%              15.88%
Weighted Average Gross Lifetime Cap                                 16.64%              6.50%              22.25%
Weighted Average Gross Lifetime Floor                               10.14%              6.75%              15.75%
Weighted Average Initial Periodic Cap                                2.02%              1.00%               3.00%
Weighted Average Subsequent Periodic Cap                             1.00%              1.00%               1.00%

--------------------------------------------------------------------------------

             CHARACTERISTICS                                                                 % OF TOTAL BY
                                                                                        STATISTICAL CALCULATION
                                                                                             DATE SCHEDULED
                                                                                           PRINCIPAL BALANCE
                                                                                           -----------------
             Level-pay Mortgage Loans                                                           100.00%

             Index Type                               6-month LIBOR                             100.00%

             Lien Position                            First                                     100.00%

             Credit Grade                             A                                          1.80%
                                                      A-                                         51.64%
                                                      B                                          31.64%
                                                      C                                          10.35%
                                                      D                                          4.56%

             Product Type                             2/28 6-month LIBOR                         83.12%
                                                      3/27 6-month LIBOR                         3.00%
                                                      5/25 6-month LIBOR                         0.05%
                                                      6-month LIBOR, no neg.                     13.83%
                                                      amortization

             Property Type                            3-4 family                                 1.02%
                                                      Duplex                                     5.52%
                                                      Low rise condo                             2.59%
                                                      PUD                                        9.71%
                                                      Single family                              81.16%
                                                      detached

             Occupancy Type                           Investor                                   4.83%
                                                      Owner occupied                             94.23%
                                                      Second home                                0.94%

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
       ALL OF THE STATISTICAL INFORMATION CONTAINED IN THIS COMPUTATIONAL MATERIALS IS AS OF THE CLOSE OF BUSINESS ON THE STATISTICAL CALCULATION DATE.
--------------------------------------------------------------------------------


PRINCIPAL BALANCE
-----------------

                                                    AGGREGATE STATISTICAL          PERCENT OF TOTAL BY
        RANGE OF OUTSTANDING                             CALCULATION             STATISTICAL CALCULATION
          PRINCIPAL BALANCE                NUMBER       DATE SCHEDULED               DATE SCHEDULED
      FROM                TO             OF LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
      ----                --             --------     -----------------             -----------------
      $ 10,000.01        $  20,000.00         35        $    650,706.14               0.11%

        20,000.01           30,000.00        287           7,446,178.00               1.24%

        30,000.01           40,000.00        513          18,317,187.32               3.05%

        40,000.01           50,000.00        576          26,057,056.51               4.34%

        50,000.01           60,000.00        611          33,767,820.68               5.62%

        60,000.01           70,000.00        469          30,581,942.43               5.09%

        70,000.01           80,000.00        473          35,455,805.15               5.91%

        80,000.01           90,000.00        391          33,259,354.72               5.54%

        90,000.01          100,000.00        341          32,591,996.52               5.43%

       100,000.01          110,000.00        337          35,484,341.87               5.91%

       110,000.01          120,000.00        267          30,722,398.36               5.12%

       120,000.01          130,000.00        204          25,532,010.58               4.25%

       130,000.01          140,000.00        201          27,144,244.55               4.52%

       140,000.01          150,000.00        142          20,569,441.99               3.43%

       150,000.01          160,000.00        118          18,311,271.72               3.05%

       160,000.01          170,000.00        117          19,350,737.57               3.22%

       170,000.01          180,000.00         79          13,846,589.15               2.31%

       180,000.01          190,000.00         55          10,206,747.13               1.70%

       190,000.01          200,000.00         94          18,394,600.23               3.06%

       200,000.01          250,000.00        236          52,857,973.73               8.80%

       250,000.01          300,000.00        121          33,214,596.98               5.53%

       300,000.01          350,000.00         67          21,805,669.93               3.63%

       350,000.01          400,000.00         56          20,880,884.90               3.48%

       400,000.01          450,000.00         34          14,481,804.10               2.41%

      $450,000.01        $ 700,000.00         39          19,481,874.26               3.24%
                                            -----       ---------------              ------
 TOTAL                                      5,863       $600,413,234.52              100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                                                                 DESCRIPTION OF THE COLLATERAL
LOAN-TO-VALUE                                        AGGREGATE STATISTICAL          PERCENT OF TOTAL BY
-------------                                             CALCULATION             STATISTICAL CALCULATION
                RANGE                     NUMBER         DATE SCHEDULED               DATE SCHEDULED
       FROM                TO           OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
       ----                --           --------       -----------------             -----------------
      10.01%             15.00%                  2         $        54,954.19               0.01%

      15.01%             20.00%                  4                159,921.03               0.03%

      20.01%             25.00%                  7                282,433.82               0.05%

      25.01%             30.00%                  5                177,918.08               0.03%

      30.01%             35.00%                 10                462,263.29               0.08%

      35.01%             40.00%                 18              1,114,001.87               0.19%

      40.01%             45.00%                 33              2,256,827.96               0.38%

      45.01%             50.00%                 48              3,168,542.43               0.53%

      50.01%             55.00%                 58              4,904,909.46               0.82%

      55.01%             60.00%                193             12,813,332.60               2.13%

      60.01%             65.00%                577             45,216,607.79               7.53%

      65.01%             70.00%                539             48,519,231.52               8.08%

      70.01%             75.00%              1,041             96,607,637.08              16.09%

      75.01%             80.00%              1,694            184,062,825.15              30.66%

      80.01%             85.00%                902             99,903,456.18              16.64%

      85.01%             90.00%                732            100,708,372.07              16.77%
                                       -----------            --------------              ------
TOTAL                                        5,863          $ 600,413,234.52              100.00%


PROPERTY TYPE                                        AGGREGATE STATISTICAL          PERCENT OF TOTAL BY
-------------                                             CALCULATION             STATISTICAL CALCULATION
                                          NUMBER         DATE SCHEDULED               DATE SCHEDULED
    PROPERTY DESCRIPTION                OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
    --------------------                --------       ------------------            -----------------
3-4 family                                   47          $   6,134,191.09               1.02%
Duplex                                      325             33,148,475.05               5.52%
Low rise condo                              173             15,536,969.29               2.59%
PUD                                         389             58,304,241.18               9.71%
Single family detached                    4,929            487,289,357.91               81.16%
                                       ---------           ---------------              ------
Total                                     5,863          $ 600,413,234.52              100.00%


LOAN TYPE                                            AGGREGATE STATISTICAL          PERCENT OF TOTAL BY
---------                                                 CALCULATION             STATISTICAL CALCULATION
                                          NUMBER         DATE SCHEDULED               DATE SCHEDULED
         LOAN TYPE                      OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
         ---------                      --------       -----------------             -----------------
2/28 6-month LIBOR                       5,051          $ 499,047,146.14              83.12%
3/27 6-month LIBOR                         125             17,986,089.28               3.00%
5/25 6-month LIBOR                           2                314,940.89               0.05%
6-month LIBOR no neg. amortization         685             83,065,058.21              13.83%
                                         -----          ----------------              -------
TOTAL                                    5,863          $ 600,413,234.52              100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                                    DESCRIPTION OF THE COLLATERAL


Remaining Term to Maturity
--------------------------
                                                     Aggregate Statistical          Percent of Total by
            Remaining Term                                Calculation             Statistical Calculation
             (in months)                  Number         Date Scheduled               Date Scheduled
       From                To           of Loans       Principal Balance             Principal Balance
       ----                --           --------       -----------------             -----------------
       121                 180                 3        $     189,480.00                 0.03%
       344                 354                48            4,334,207.96                 0.72%
       355                 357               155           13,207,789.85                 2.20%
       358                 360             5,657          582,681,756.71                97.05%
                                           -----          --------------                ------
Total                                      5,863        $ 600,413,234.52               100.00%



Occupancy
---------
                                                          Calculation            Statistical Calculation
                                          Number         Date Scheduled               Date Scheduled
                                        of Loans       Principal Balance             Principal Balance
                                        --------       -----------------             -----------------
Investor                                     392        $  29,029,526.20                  4.83%
Owner                                      5,426          565,759,398.38                 94.23%
Second home                                   45            5,624,309.94                  0.94%
                                           -----          --------------                -------
Total                                      5,863        $ 600,413,234.52                100.00%

Documentation
-------------
                                                     Aggregate Statistical         Percent of Total by
                                                          Calculation            Statistical Calculation
                                          Number         Date Scheduled               Date Scheduled
         Doc. Type                      of Loans       Principal Balance             Principal Balance
         ---------                      --------       -----------------             -----------------
Full                                       3,973         $ 411,754,646.91                68.58%
Full-alternate                                64            10,418,883.94                 1.74%
Lite                                         164            21,310,475.99                 3.55%
No documentation                              16             2,434,589.17                 0.41%
Simple 65                                    571            35,557,184.66                 5.92%
Stated                                     1,075           118,937,453.85                19.81%
                                           -----           --------------               -------
Total                                        5,863       $ 600,413,234.52               100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                                    DESCRIPTION OF THE COLLATERAL
Geographic Dispersion
---------------------
                                                          Aggregate Statistical      Percent of Total by
                                                               Calculation         Statistical Calculation
                                             Number         Date Scheduled              Date Scheduled
State                                        of Loans       Principal Balance          Principal Balance
-----                                        --------       -----------------          -----------------
Alabama                                         81         $    4,807,007.38               0.80%
Alaska                                          51              6,075,351.94               1.01%
Arizona                                        267             29,652,268.13               4.94%
Arkansas                                        51              3,359,566.36               0.56%
California                                     817            149,932,509.78              24.97%
Colorado                                       186             20,949,655.04               3.49%
Connecticut                                     69              6,574,663.18               1.10%
Delaware                                         7                644,388.89               0.11%
District of                                     13              1,315,438.35               0.22%
Columbia
Florida                                        280             23,742,987.48               3.95%
Georgia                                        113             11,739,066.42               1.96%
Hawaii                                          19              3,974,926.19               0.66%
Idaho                                           74              6,682,107.77               1.11%
Illinois                                       280             24,089,400.77               4.01%
Indiana                                        109              5,780,209.40               0.96%
Iowa                                            50              3,012,336.80               0.50%
Kansas                                          57              3,837,259.97               0.64%
Kentucky                                        20                915,380.28               0.15%
Louisiana                                       81              6,138,575.13               1.02%
Maine                                           56              4,311,073.57               0.72%
Maryland                                        85              9,597,356.81               1.60%
Massachusetts                                   72              7,153,903.56               1.19%
Michigan                                       140              8,584,170.85               1.43%
Minnesota                                      135             11,059,771.27               1.84%
Mississippi                                    115              6,866,506.15               1.14%
Missouri                                       295             16,753,879.38               2.79%
Montana                                         32              2,128,502.67               0.35%
Nebraska                                        57              3,515,299.74               0.59%
Nevada                                         111             12,608,358.25               2.10%
New Hampshire                                   17              1,473,150.99              0.25%
New Jersey                                     184             24,175,338.34               4.03%
New Mexico                                      74              8,047,221.29               1.34%
New York                                       147             16,912,712.88               2.82%
North Carolina                                 109              9,968,518.81               1.66%
North Dakota                                     4                157,918.50               0.03%
Ohio                                           125              7,642,854.24               1.27%
Oklahoma                                        51              3,550,545.79               0.59%
Oregon                                         141             15,062,565.88               2.51%
Pennsylvania                                   180             12,072,541.72               2.01%
Rhode Island                                     7                469,025.75               0.08%
South Carolina                                  48              4,261,211.37               0.71%
South Dakota                                    15              1,464,330.41               0.24%
Tennessee                                       91              7,505,884.45               1.25%
Texas                                          362             30,390,860.89               5.06%
Utah                                            98             10,925,075.89               1.82%
Vermont                                         20              1,552,847.36               0.26%
Virginia                                        68              6,285,064.46               1.05%
Washington                                     279             33,803,897.18               5.63%
West Virginia                                   24              1,866,521.17               0.31%
Wisconsin                                       90              6,447,546.04               1.07%
Wyoming                                         6                 575,679.60               0.10%
                                            -----             --------------             -------
Total                                       5,863           $ 600,413,234.52             100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------


                         DESCRIPTION OF THE COLLATERAL


Coupon
------
                                                          Aggregate Statistical     Percent of Total by
          Range of Mortgage                                    Calculation         Statistical Calculation
            Interest Rates                     Number         Date Scheduled           Date Scheduled
       From                To                 of Loans      Principal Balance        Principal Balance
       ----                --                 --------      -----------------        -----------------
      6.501%             6.750%                  2           $    395,459.22               0.07%

      6.751%             7.000%                  5                619,948.71               0.10%

      7.001%             7.250%                  5              1,624,120.93               0.27%

      7.251%             7.500%                 10              1,379,791.29               0.23%

      7.501%             7.750%                 17              3,636,777.77               0.61%

      7.751%             8.000%                 56              9,244,023.85               1.54%

      8.001%             8.250%                 52              7,507,106.96               1.25%

      8.251%             8.500%                117             17,418,142.07               2.90%

      8.501%             8.750%                137             19,457,989.07               3.24%

      8.751%             9.000%                253             36,861,934.87               6.14%

      9.001%             9.250%                241             31,905,751.47               5.31%

      9.251%             9.500%                304             39,752,290.09               6.62%

      9.501%             9.750%                488             57,292,806.64               9.54%

      9.751%             10.000%               589             74,046,476.52              12.33%

     10.001%             10.250%               364             36,838,702.41               6.14%

     10.251%             10.500%               520             52,161,973.86               8.69%

     10.501%             10.750%               923             69,745,341.35              11.62%

     10.751%             11.000%               600             54,369,956.66               9.06%

     11.001%             11.250%               317             25,460,669.83               4.24%

     11.251%             11.500%               312             21,245,613.16               3.54%

     11.501%             11.750%               211             15,079,075.85               2.51%

     11.751%             12.000%               140             10,381,496.66               1.73%

     12.001%             12.250%                84              6,108,193.95               1.02%

     12.251%             12.500%                55              3,875,731.21               0.65%

     12.501%             12.750%                21              1,311,233.52               0.22%

     12.751%             13.000%                 9                995,562.49               0.17%

     13.001%             13.250%                23              1,313,015.83               0.22%

     13.251%             13.500%                 3                132,464.21               0.02%

     13.501%             13.750%                 1                 39,184.07               0.01%

     13.751%             14.000%                 1                 45,750.00               0.01%

     14.251%             14.500%                 2                127,050.00               0.02%

     15.501%             15.750%                 1                 39,600.00                0.01%
                                             -----            --------------             -------
                                             5,863           $600,413,234.52             100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                                        DESCRIPTION OF THE COLLATERAL


Gross Margins
-------------
                                                           Aggregate Statistical    Percent of Total by
                                                                Calculation       Statistical Calculation
                Range                         Number           Date Scheduled         Date Scheduled
       From                To                of Loans        Principal Balance       Principal Balance
       ----                --                --------        -----------------       -----------------
      0.000%             5.000%                 12           $  1,458,445.08               0.24%

      5.001%             5.250%                  2                238,390.00               0.04%

      5.251%             5.500%                 26              3,847,436.44               0.64%

      5.501%             5.750%                 33              4,835,093.48               0.81%

      5.751%             6.000%                149             17,242,536.97               2.87%

      6.001%             6.250%                818            100,235,847.45              16.69%

      6.251%             6.500%                852             90,565,446.19              15.08%

      6.501%             6.750%              1,447            117,322,102.46              19.54%

      6.751%             7.000%              1,464            147,349,671.27              24.54%

      7.001%             7.250%                763             93,004,837.64              15.49%

      7.251%             7.500%                214             17,189,416.48               2.86%

      7.501%             7.750%                 54              4,436,952.41               0.74%

      7.751%             8.000%                 18              1,655,063.71               0.28%

      8.001%             8.250%                  4                446,837.95               0.07%

      8.501%             8.750%                  2                202,154.98               0.03%

      8.751%             9.000%                  3                293,778.00               0.05%

     10.001%             10.250%                 1                 30,574.01               0.01%

     15.751%             16.000%                 1                 58,650.00               0.01%
                                             -----            --------------             ------
                                             5,863           $600,413,234.52             100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                               DESCRIPTION OF THE COLLATERAL


Month of Next Adjustment Date                             Aggregate Statistical    Percent of Total by
                                                               Calculation       Statistical Calculation
                                               Number         Date Scheduled          Date Scheduled
    Month-Year                                of Loans       Principal Balance       Principal Balance
    ----------                                --------       -----------------       -----------------
October-98                                       1           $    122,805.79               0.02%

November-98                                      1                 73,474.92               0.01%

December-98                                      8                682,503.94               0.11%

January-99                                      50              6,130,145.53               1.02%

February-99                                    292             35,641,547.19               5.94%

March-99                                       262             31,956,651.84               5.32%

April-99                                        72              8,503,127.41               1.42%

June-99                                          1                 69,225.09               0.01%

October-99                                       5                249,592.04               0.04%

November-99                                      2                530,777.03               0.09%

December-99                                      1                195,074.44               0.03%

January-00                                       5                317,403.65               0.05%

February-00                                     26              2,268,403.10               0.38%

March-00                                         7                457,938.35               0.08%

April-00                                        34              3,742,988.01               0.62%

May-00                                          69              5,596,296.83               0.93%

June-00                                         41              2,698,550.10               0.45%

July-00                                        263             29,224,025.17               4.87%

August-00                                    2,025            200,938,217.66              33.47%

September-00                                 2,097            211,447,932.26              35.22%

October-00                                     474             41,265,524.00               6.87%

May-01                                           2                196,236.77               0.03%

June-01                                          4                762,962.48               0.13%

July-01                                         10              1,242,859.60               0.21%

August-01                                       52              7,852,857.90               1.31%

September-01                                    50              7,207,907.53               1.20%

October-01                                       7                723,265.00               0.12%

February-03                                      2                314,940.89               0.05%
                                             -----            --------------             ------
Total                                        5,863           $600,413,234.52             100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------

                                      DESCRIPTION OF THE COLLATERAL

Maximum Mortgage Rates
----------------------
                                                         Aggregate Statistical     Percent of Total by
                                                               Calculation       Statistical Calculation
                Range                         Number          Date Scheduled          Date Scheduled
       From                To                of Loans        Principal Balance       Principal Balance
       ----                --                --------        -----------------       -----------------

      6.001%             7.000%                  3           $    243,030.00               0.04%

     10.001%             11.000%                 2                203,538.41               0.03%

     12.001%             13.000%                 1                 95,950.23               0.02%

     13.001%             14.000%                22              3,996,634.23               0.67%

     14.001%             15.000%               240             37,742,766.39               6.29%

     15.001%             16.000%               927            127,397,410.83              21.22%

     16.001%             17.000%             1,967            220,133,735.76              36.66%

     17.001%             18.000%             2,149            171,051,914.55              28.49%

     18.001%             19.000%               490             35,453,440.92               5.90%

     19.001%             20.000%                56              3,812,655.12               0.64%

     20.001%             21.000%                 5                242,558.08               0.04%

     22.001%             23.000%                 1                 39,600.00                0.01%
                                            ------            --------------              ------
Total                                        5,863           $600,413,234.52              100.00%

Minimum Mortgage Rates
----------------------
                                                         Aggregate Statistical     Percent of Total by
                                                               Calculation       Statistical Calculation
                Range                         Number         Date Scheduled           Date Scheduled
       From                To                of Loans       Principal Balance        Principal Balance
       ----                --                --------       -----------------        -----------------

      6.001%             7.000%                  7           $  1,015,407.93               0.17%

      7.001%             8.000%                 88             15,884,713.84               2.65%

      8.001%             9.000%                559             81,245,172.97              13.53%

      9.001%             10.000%             1,622            202,997,324.72              33.81%

     10.001%             11.000%             2,407            213,115,974.28              35.49%

     11.001%             12.000%               980             72,166,855.50              12.02%

     12.001%             13.000%               169             12,290,721.17               2.05%

     13.001%             14.000%                28              1,530,414.11               0.25%

     14.001%             15.000%                 2                127,050.00               0.02%

     15.001%             16.000%                 1                 39,600.00               0.01%
                                             -----            --------------             ------
Total                                        5,863           $600,413,234.52             100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------


                       THE INFORMATION SET FORTH HEREIN SUPERCEDES IN ITS ENTIRETY ALL PREVIOUS COMPUTATIONAL
                                         MATERIALS INCLUDING MATERIALS DATED AUGUST 24, 1998
                                         ---------------------------------------------------
                                                     BOND SUMMARY (TO MATURITY)
                                                     --------------------------
A-1 (To Maturity)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              15.83           2.47            1.27           1.03            0.86           0.65           0.52
Modified Duration (yrs.)          9.44           2.18            1.18           0.96            0.82           0.62           0.49
First Principal Payment Date    10/20/98       10/20/98        10/20/98       10/20/98        10/20/98       10/20/98       10/20/98
Last Principal Payment Date     8/20/22         5/20/04        6/20/01        11/20/00        6/20/00        12/20/99       09/20/99
Principal Windows (mos.)          287             68              33             26              21             15             12
Yield @ 100.0000                  5.86           5.85            5.85           5.85            5.84           5.84           5.83

A-2 (To Maturity)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.19           12.83           6.79           5.25            3.98           1.96           1.51
Modified Duration (yrs.)         13.16           8.28            5.17           4.19            3.30           1.80           1.40
First Principal Payment Date    8/20/22         5/20/04        6/20/01        11/20/00        6/20/00        12/20/99        9/20/99
Last Principal Payment Date     9/20/28        10/20/27        7/20/20         5/20/16        3/20/13         6/20/01       10/20/00
Principal Windows (mos.)           74             282            230             187            154             19             14
Yield @ 100.0000                  5.99           6.00            6.00           6.00            6.01           5.99           5.99

M-1 (To Maturity)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.63           13.86           7.34           5.95            5.42           5.23           2.37
Modified Duration (yrs.)         13.02           8.70            5.51           4.70            4.42           4.25           2.15
First Principal Payment Date    4/20/23         1/20/05        10/20/01        2/20/02        7/20/02         6/20/01       10/20/00
Last Principal Payment Date     8/20/28        12/20/26        1/20/18         3/20/14        5/20/11        12/20/08        4/20/01
Principal Windows (mos.)           65             264            196             146            107             91              7
Yield @ 100.0000                  6.16           6.16            6.17           6.17            6.17           6.20           6.16

M-2 (To Maturity)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.63           13.82           7.29           5.84            5.05           4.79           4.00
Modified Duration (yrs.)         12.71           8.56            5.44           4.59            4.12           4.00           3.38
First Principal Payment Date    4/20/23         1/20/05        10/20/01       12/20/01        2/20/02         7/20/02        4/20/01
Last Principal Payment Date     8/20/28         3/20/26        8/20/16        12/20/12        4/20/10        11/20/06        5/20/06
Principal Windows (mos.)           65             255            179             133             99             53             62
Yield @ 100.0000                  6.40           6.40            6.41           6.42            6.42           6.42           6.46

B (To Maturity)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.62           13.67           7.12           5.67            4.82           4.06           4.18
Modified Duration (yrs.)         11.95           8.20            5.25           4.41            3.89           3.41           3.51
First Principal Payment Date    4/20/23         1/20/05        10/20/01       10/20/01        11/20/01       12/20/01        3/20/02
Last Principal Payment Date     7/20/28        10/20/24        6/20/14         3/20/11        11/20/08       11/20/05        1/20/04
Principal Windows (mos.)           64             238            153             114             85             48             23
Yield @ 100.0000                  7.01           7.02            7.04           7.04            7.04           7.04           7.11


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       THE INFORMATION SET FORTH HEREIN SUPERCEDES IN ITS ENTIRETY ALL PREVIOUS COMPUTATIONAL
                                        MATERIALS INCLUDING MATERIALS DATED AUGUST 24, 1998
                                        ---------------------------------------------------
                                                       BOND SUMMARY (TO CALL)
                                                       ----------------------
A-1 (To Call)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%          50.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              15.83           2.47            1.27           1.03            0.86           0.65           0.52
Modified Duration (yrs.)          9.44           2.18            1.18           0.96            0.82           0.62           0.49
First Principal Payment Date    10/20/98       10/20/98        10/20/98       10/20/98        10/20/98       10/20/98       10/20/98
Last Principal Payment Date     8/20/22         5/20/04        6/20/01        11/20/00        6/20/00        12/20/99       09/20/99
Principal Windows (mos.)          287             68              33             26              21             15             12
Yield @ 100.0000                  5.86           5.85            5.85           5.85            5.84           5.84           5.83

A-2 (To Call)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.12           12.07           6.13           4.71            3.54           1.96           1.51
Modified Duration (yrs.)         13.14           8.08            4.88           3.91            3.04           1.80           1.40
First Principal Payment Date    8/20/22         5/20/04        6/20/01        11/20/00        6/20/00        12/20/99        9/20/99
Last Principal Payment Date     11/20/27       12/20/17        10/20/08        8/20/06        2/20/05         6/20/01       10/20/00
Principal Windows (mos.)           64             164             89             70              57             19             14
Yield @ 100.0000                  5.99           5.99            5.99           5.99            5.99           5.99           5.99

M-1 (To Call)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.55           12.99           6.62           5.37            4.95           3.84           2.37
Modified Duration (yrs.)         13.01           8.48            5.18           4.40            4.14           3.32           2.15
First Principal Payment Date    4/20/23         1/20/05        10/20/01        2/20/02        7/20/02         6/20/01       10/20/00
Last Principal Payment Date     11/20/27       12/20/17        10/20/08        8/20/06        2/20/05         3/20/03        4/20/01
Principal Windows (mos.)           56             156             85             55              32             22              7
Yield @ 100.0000                  6.16           6.16            6.16           6.16            6.16           6.15           6.16

M-2 (To Call)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.55           12.99           6.62           5.30            4.61           4.37           3.04
Modified Duration (yrs.)         12.69           8.35            5.14           4.31            3.86           3.71           2.69
First Principal Payment Date    4/20/23         1/20/05        10/20/01       12/20/01        2/20/02         7/20/02        4/20/01
Last Principal Payment Date     11/20/27       12/20/17        10/20/08        8/20/06        2/20/05         3/20/03        1/20/02
Principal Windows (mos.)           56             156             85             57              37              9             10
Yield @ 100.0000                  6.40           6.40            6.40           6.40            6.40           6.39           6.40

B (To Call)
CPR %                            0.00%          10.00%          20.00%         25.00%          30.00%         40.00%         50.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.55           12.99           6.62           5.27            4.48           3.82           3.38
Modified Duration (yrs.)         11.94           8.04            5.02           4.20            3.70           3.25           2.92
First Principal Payment Date    4/20/23         1/20/05        10/20/01       10/20/01        11/20/01       12/20/01        1/20/02
Last Principal Payment Date     11/20/27       12/20/17        10/20/08        8/20/06        2/20/05         3/20/03        1/20/02
Principal Windows (mos.)           56             156             85             59              40             16              1
Yield @ 100.0000                  7.01           7.01            7.01           7.01            7.01           7.01           7.01

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------


                                                    AVAILABLE FUNDS CAP ("AFC")*


   Period       Pay Date        AFC                Period      Pay Date        AFC                Period      Pay Date         AFC
   ------       --------        ---                ------      --------        ---                ------      --------         ---
     1          10/20/98        9.07                 41        02/20/02       11.95                 81        06/20/05       11.95
     2          11/20/98        9.08                 42        03/20/02       11.95                 82        07/20/05       11.95
     3          12/20/98        9.06                 43        04/20/02       11.95                 83        08/20/05       11.95
     4          01/20/99        9.05                 44        05/20/02       11.95                 84        09/20/05       11.95
     5          02/20/99        9.03                 45        06/20/02       11.95                 85        10/20/05       11.95
     6          03/20/99        9.13                 46        07/20/02       11.95                 86        11/20/05       11.95
     7          04/20/99        9.13                 47        08/20/02       11.95                 87        12/20/05       11.95
     8          05/20/99        9.13                 48        09/20/02       11.95                 88        01/20/06       11.95
     9          06/20/99        9.11                 49        10/20/02       11.95                 89        02/20/06       11.95
     10         07/20/99        9.10                 50        11/20/02       11.95                 90        03/20/06       11.95
     11         08/20/99        9.08                 51        12/20/02       11.95                 91        04/20/06       11.95
     12         09/20/99        9.18                 52        01/20/03       11.95                 92        05/20/06       11.95
     13         10/20/99        9.37                 53        02/20/03       11.95                 93        06/20/06       11.95
     14         11/20/99        9.37                 54        03/20/03       11.95                 94        07/20/06       11.95
     15         12/20/99        9.36                 55        04/20/03       11.95                 95        08/20/06       11.95
     16         01/20/00        9.35                 56        05/20/03       11.95                 96        09/20/06       11.95
     17         02/20/00        9.33                 57        06/20/03       11.95                 97        10/20/06       11.95
     18         03/20/00        9.42                 58        07/20/03       11.95                 98        11/20/06       11.95
     19         04/20/00        9.42                 59        08/20/03       11.95                 99        12/20/06       11.95
     20         05/20/00        9.42                 60        09/20/03       11.95                 100       01/20/07       11.95
     21         06/20/00        9.44                 61        10/20/03       11.95                 101       02/20/07       11.95
     22         07/20/00        9.42                 62        11/20/03       11.95                 102       03/20/07       11.95
     23         08/20/00        9.50                 63        12/20/03       11.95                 103       04/20/07       11.95
     24         09/20/00       10.08                 64        01/20/04       11.95                 104       05/20/07       11.95
     25         10/20/00       11.11                 65        02/20/04       11.95                 105       06/20/07       11.95
     26         11/20/00       11.24                 66        03/20/04       11.95                 106       07/20/07       11.95
     27         12/20/00       11.23                 67        04/20/04       11.95                 107       08/20/07       11.95
     28         01/20/01       11.22                 68        05/20/04       11.95                 108       09/20/07       11.95
     29         02/20/01       11.21                 69        06/20/04       11.95                 109       10/20/07       11.95
     30         03/20/01       11.20                 70        07/20/04       11.95                 110       11/20/07       11.95
     31         04/20/01       11.84                 71        08/20/04       11.95                 111       12/20/07       11.95
     32         05/20/01       11.87                 72        09/20/04       11.95                 112       01/20/08       11.95
     33         06/20/01       11.87                 73        10/20/04       11.95                 113       02/20/08       11.95
     34         07/20/01       11.87                 74        11/20/04       11.95                 114       03/20/08       11.95
     35         08/20/01       11.87                 75        12/20/04       11.95                 115       04/20/08       11.95
     36         09/20/01       11.91                 76        01/20/05       11.95                 116       05/20/08       11.95
     37         10/20/01       11.91                 77        02/20/05       11.95                 117       06/20/08       11.95
     38         11/20/01       11.95                 78        03/20/05       11.95                 118       07/20/08       11.95
     39         12/20/01       11.95                 79        04/20/05       11.95                 119       08/20/08       11.95
     40         01/20/02       11.95                 80        05/20/05       11.95                 120       09/20/08       11.95

            Note: The Available Funds Cap is the Adjustable Rate Group loan net WAC (net of Servicing Fee and the Class
            A-IO Strip). Achieved assuming 6-month LIBOR stays constant at 5.71875%; run at the pricing speed.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------


                                                                 AVAILABLE FUNDS CAP ("AFC")*


      Period       Pay Date        AFC                Period      Pay Date        AFC                Period      Pay Date      AFC
      ------       --------        ---                ------      --------        ---             ------      --------         ---
         121       10/20/08        11.95                 161      02/20/12        11.95              201      06/20/15        11.95
         122       11/20/08        11.95                 162      03/20/12        11.95              202      07/20/15        11.95
         123       12/20/08        11.95                 163      04/20/12        11.95              203      08/20/15        11.95
         124       01/20/09        11.95                 164      05/20/12        11.95              204      09/20/15        11.95
         125       02/20/09        11.95                 165      06/20/12        11.95              205      10/20/15        11.95
         126       03/20/09        11.95                 166      07/20/12        11.95              206      11/20/15        11.95
         127       04/20/09        11.95                 167      08/20/12        11.95              207      12/20/15        11.95
         128       05/20/09        11.95                 168      09/20/12        11.95              208      01/20/16        11.95
         129       06/20/09        11.95                 169      10/20/12        11.95              209      02/20/16        11.95
         130       07/20/09        11.95                 170      11/20/12        11.95              210      03/20/16        11.95
         131       08/20/09        11.95                 171      12/20/12        11.95              211      04/20/16        11.95
         132       09/20/09        11.95                 172      01/20/13        11.95              212      05/20/16        11.95
         133       10/20/09        11.95                 173      02/20/13        11.95              213      06/20/16        11.95
         134       11/20/09        11.95                 174      03/20/13        11.95              214      07/20/16        11.95
         135       12/20/09        11.95                 175      04/20/13        11.95              215      08/20/16        11.95
         136       01/20/10        11.95                 176      05/20/13        11.95              216      09/20/16        11.95
         137       02/20/10        11.95                 177      06/20/13        11.95              217      10/20/16        11.95
         138       03/20/10        11.95                 178      07/20/13        11.95              218      11/20/16        11.95
         139       04/20/10        11.95                 179      08/20/13        11.95              219      12/20/16        11.95
         140       05/20/10        11.95                 180      09/20/13        11.95              220      01/20/17        11.95
         141       06/20/10        11.95                 181      10/20/13        11.95              221      02/20/17        11.95
         142       07/20/10        11.95                 182      11/20/13        11.95              222      03/20/17        11.95
         143       08/20/10        11.95                 183      12/20/13        11.95              223      04/20/17        11.95
         144       09/20/10        11.95                 184      01/20/14        11.95              224      05/20/17        11.95
         145       10/20/10        11.95                 185      02/20/14        11.95              225      06/20/17        11.95
         146       11/20/10        11.95                 186      03/20/14        11.95              226      07/20/17        11.95
         147       12/20/10        11.95                 187      04/20/14        11.95              227      08/20/17        11.95
         148       01/20/11        11.95                 188      05/20/14        11.95              228      09/20/17        11.95
         149       02/20/11        11.95                 189      06/20/14        11.95              229      10/20/17        11.95
         150       03/20/11        11.95                 190      07/20/14        11.95              230      11/20/17        11.95
         151       04/20/11        11.95                 191      08/20/14        11.95              231      12/20/17        11.95
         152       05/20/11        11.95                 192      09/20/14        11.95              232      01/20/18        11.95
         153       06/20/11        11.95                 193      10/20/14        11.95              233      02/20/18        11.95
         154       07/20/11        11.95                 194      11/20/14        11.95              234      03/20/18        11.95
         155       08/20/11        11.95                 195      12/20/14        11.95              235      04/20/18        11.95
         156       09/20/11        11.95                 196      01/20/15        11.95              236      05/20/18        11.95
         157       10/20/11        11.95                 197      02/20/15        11.95              237      06/20/18        11.95
         158       11/20/11        11.95                 198      03/20/15        11.95              238      07/20/18        11.95
         159       12/20/11        11.95                 199      04/20/15        11.95              239      08/20/18        11.95
         160       01/20/12        11.95                 200      05/20/15        11.95              240      09/20/18        11.95

            Note: The Available Funds Cap is the Adjustable Rate Group loan net WAC (net of Servicing Fee and the Class
            A-IO Strip). Achieved assuming 6-month LIBOR stays constant at 5.71875%; run at the pricing speed.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              WMC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-B
--------------------------------------------------------------------------------


                                                                 AVAILABLE FUNDS CAP ("AFC")*
                                                                 ----------------------------

      Period       Pay Date        AFC                Period      Pay Date        AFC              Period      Pay Date         AFC
      ------       --------        ---                ------      --------        ---              ------      --------         ---
         241       10/20/18        11.95                 281      02/20/22        11.95               321      06/20/25        11.95
         242       11/20/18        11.95                 282      03/20/22        11.95               322      07/20/25        11.95
         243       12/20/18        11.95                 283      04/20/22        11.95               323      08/20/25        11.95
         244       01/20/19        11.95                 284      05/20/22        11.95               324      09/20/25        11.95
         245       02/20/19        11.95                 285      06/20/22        11.95               325      10/20/25        11.95
         246       03/20/19        11.95                 286      07/20/22        11.95               326      11/20/25        11.95
         247       04/20/19        11.95                 287      08/20/22        11.95               327      12/20/25        11.95
         248       05/20/19        11.95                 288      09/20/22        11.95               328      01/20/26        11.95
         249       06/20/19        11.95                 289      10/20/22        11.95               329      02/20/26        11.95
         250       07/20/19        11.95                 290      11/20/22        11.95               330      03/20/26        11.95
         251       08/20/19        11.95                 291      12/20/22        11.95               331      04/20/26        11.95
         252       09/20/19        11.95                 292      01/20/23        11.95               332      05/20/26        11.95
         253       10/20/19        11.95                 293      02/20/23        11.95               333      06/20/26        11.95
         254       11/20/19        11.95                 294      03/20/23        11.95               334      07/20/26        11.95
         255       12/20/19        11.95                 295      04/20/23        11.95               335      08/20/26        11.95
         256       01/20/20        11.95                 296      05/20/23        11.95               336      09/20/26        11.95
         257       02/20/20        11.95                 297      06/20/23        11.95               337      10/20/26        11.95
         258       03/20/20        11.95                 298      07/20/23        11.95               338      11/20/26        11.95
         259       04/20/20        11.95                 299      08/20/23        11.95               339      12/20/26        11.95
         260       05/20/20        11.95                 300      09/20/23        11.95               340      01/20/27        11.95
         261       06/20/20        11.95                 301      10/20/23        11.95               341      02/20/27        11.95
         262       07/20/20        11.95                 302      11/20/23        11.95               342      03/20/27        11.95
         263       08/20/20        11.95                 303      12/20/23        11.95               343      04/20/27        11.95
         264       09/20/20        11.95                 304      01/20/24        11.95               344      05/20/27        11.95
         265       10/20/20        11.95                 305      02/20/24        11.95               345      06/20/27        11.95
         266       11/20/20        11.95                 306      03/20/24        11.95               346      07/20/27        11.95
         267       12/20/20        11.95                 307      04/20/24        11.95               347      08/20/27        11.95
         268       01/20/21        11.95                 308      05/20/24        11.95               348      09/20/27        11.95
         269       02/20/21        11.95                 309      06/20/24        11.95               349      10/20/27        11.95
         270       03/20/21        11.95                 310      07/20/24        11.95               350      11/20/27        11.95
         271       04/20/21        11.95                 311      08/20/24        11.95               351      12/20/27        11.95
         272       05/20/21        11.95                 312      09/20/24        11.95               352      01/20/28        11.95
         273       06/20/21        11.95                 313      10/20/24        11.95               353      02/20/28        11.95
         274       07/20/21        11.95                 314      11/20/24        11.95               354      03/20/28        11.95
         275       08/20/21        11.95                 315      12/20/24        11.95               355      04/20/28        11.95
         276       09/20/21        11.95                 316      01/20/25        11.95               356      05/20/28        11.95
         277       10/20/21        11.95                 317      02/20/25        11.95               357      06/20/28        11.95
         278       11/20/21        11.95                 318      03/20/25        11.95               358      07/20/28        11.95
         279       12/20/21        11.95                 319      04/20/25        11.95               359      08/20/28        11.96
         280       01/20/22        11.95                 320      05/20/25        11.95

Note: The Available Funds Cap is the Adjustable Rate Group loan net WAC (net of Servicing Fee and the Class A-IO Strip). Achieved assuming 6-month LIBOR stays constant at 5.71875%; run at the pricing speed.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.